UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2018

Black Box Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Park Drive Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 746-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The following is to report on Form 8-K the event previously disclosed in a press release issued on August 1, 2018, a copy of which is furnished as Exhibit 99.1 to this report.

On June 29, 2018, Black Box Corporation (the “Company”) and certain direct and indirect wholly-owned subsidiaries of the Company (collectively, the “Guarantors” and together with the Company, the “Loan Parties”) entered into a Second Amendment (the “Second Amendment”) with PNC Bank, National Association, as administrative agent (the “Agent”), and certain other lenders party thereto (together with the Agent, the “Lenders”) to amend the Credit Agreement entered into among the Loan Parties, the Agent and the Lenders on May 9, 2016 (as amended by the Amendment and Joinder Agreement, dated August 9, 2017, the “Credit Agreement,” and as further amended by the Second Amendment, the “Amended Credit Agreement”).

As the Company disclosed in the Form 8-K, filed with the Securities and Exchange Commission on July 2, 2018, the Company has agreed under the Amended Credit Agreement to pursue the sale (the “Sale Transaction”) of its federal government IT services business (the “Federal Business”). Under the Amended Credit Agreement, the Company must meet certain milestone dates leading to the consummation of the Sale Transaction, including the delivery of an executed purchase agreement in respect of the Sale Transaction on or before July 31, 2018 (the “First Sale Milestone Date”). The Company and the Agent have agreed to an extension regarding the timing of the First Sale Milestone Date.

There can be no assurance that the pursuit of the Sale Transaction will result in any transaction being announced or consummated. Additional discussion regarding the effects of a default under the Amended Credit Agreement can be found in the Company’s Form 10-K, filed with the Securities and Exchange Commission on July 16, 2018.

The foregoing description is qualified in its entirety by the full text of the Second Amendment, including the Amended Credit Agreement, filed as Exhibit 10.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on July 2, 2018, which is incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BLACK BOX CORPORATION
Date: August 6, 2018
/s/ DAVID J. RUSSO
David J. Russo
Executive Vice President, Chief Financial Officer
and Treasurer (Principal Accounting Officer)